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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-26024, as amended by Amendment No. 1 to the Registration Statement, File No. 2-97533, and File No. 333-02029) of Burlington Resources Inc., of our report dated June 26, 2003, relating to the financial statements of the Burlington Resources Inc. Retirement Savings Plan, which appears in this Form 11-K.


                                                      PricewaterhouseCoopers LLP


Houston, Texas
June 26, 2003